                                                                    Exhibit 99.1

                             BOSTON PROPERTIES, INC.
                  Supplemental Operating and Financial Data for
                       the Quarter Ended December 31, 1998

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                                      INDEX

                                                                            PAGE
                                                                            ----

      COMPANY BACKGROUND                                                       2
      INVESTOR INFORMATION                                                   3-4
      FINANCIAL HIGHLIGHTS                                                     5
      CONSOLIDATED BALANCE SHEETS                                              6
      CONSOLIDATED INCOME STATEMENTS                                           7
      FUNDS FROM OPERATIONS                                                    8
      FINANCIAL RATIOS                                                         9
      CAPITAL STRUCTURE                                                       10
      DEBT ANALYSIS                                                           11
      PORTFOLIO OVERVIEW                                                   12-13



                                                                           PAGE
                                                                           ----
      OCCUPANCY ANALYSIS - SAME PROPERTY                                      14
      OFFICE PROPERTIES                                                       15
      R&D PROPERTIES                                                          16
      INDUSTRIAL PROPERTIES                                                   17
      GRAND TOTAL - OFFICE, R&D AND INDUSTRIAL PROPERTIES                     18
      SAME PROPERTY PERFORMANCE                                            19-21
      CAPITAL EXPENDITURES                                                    22
      VALUE CREATION PIPELINE - ACQUISITIONS/REPOSITIONING                    23
      VALUE CREATION PIPELINE - DEVELOPMENT                                   24
      VALUE CREATION PIPELINE - LAND PARCELS                                  25
      ACQUISITION PROPERTY PROFILES                                        26-27

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

       COMPANY BACKGROUND

          Boston Properties Inc., is a self-administered and self-managed real estate investment trust that develops, acquires, owns, and manages a diverse portfolio of office, industrial, and hotel properties predominantly located in greater Boston, greater Washington, DC, midtown Manhattan, greater San Francisco, Baltimore, Maryland, Richmond, Virginia, and Princeton/East Brunswick, New Jersey. The Company is one of the largest owners and developers of office properties in the United States.

          On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000.

          Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of greater Boston, greater Washington, DC, and midtown Manhattan.

          Since the Company's Initial Offering in June 1997, the Company has acquired 39 properties adding approximately 14.1 million square feet to its portfolio, representing an investment of approximately $3.6 billion. In addition, the Company is developing eight Class A Office Buildings and one 221 room hotel for a total anticipated investment of approximately $222.3 million. The Company owns or controls land where it can develop an additional 9.1 million square feet.

          Boston Properties is a full-service real estate company with substantial in-house expertise and resources in acquisitions, development, financing, construction management, property management, marketing, leasing, accounting, and legal services.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998


                              INVESTOR INFORMATION
                              --------------------
                               8 Arlington Street
                                Boston, MA 02116
                                 (617) 859-2600
                              (617) 536-5087 (fax)



          Mortimer B. Zuckerman                Chairman of the Board

          Edward H. Linde                      President, Chief Executive
                                               Officer and Director

          Robert E. Burke                      Executive Vice President,
                                               Operations

          David G. Gaw                         Senior Vice President,
                                               Chief Financial Officer



                                     TIMING
                                     ------
        QUARTERLY RESULTS WILL BE ANNOUNCED ACCORDING TO THE FOLLOWING ANTICIPATED SCHEDULE:

          FIRST QUARTER                         EARLY MAY
          SECOND QUARTER                        EARLY AUGUST
          THIRD QUARTER                         EARLY NOVEMBER
          YEAR END                              LATE JANUARY

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998


                          COMMON STOCK DATA (NYSE:BXP)

BOSTON PROPERTIES' COMMON STOCK IS TRADED PRIMARILY ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL: BXP. BXP'S COMMON STOCK HAS HAD THE FOLLOWING
CHARACTERISTICS:


                                                                                                4TH QUARTER 1998    4TH QUARTER 1997
                                                                                                ----------------    ----------------
   HIGH PRICE                                                                                      $ 32.5000           $ 34.3750
   LOW PRICE                                                                                       $ 26.6250           $ 30.0000
   CLOSING PRICE                                                                                   $ 30.5000           $ 33.0625
   DIVIDENDS PER SHARE - ANNUALIZED                                                                   $ 1.70              $ 1.62
   CLOSING DIVIDEND YIELD - ANNUALIZED                                                                 5.57%               4.90%
   CLOSING SHARES, COMMON UNITS AND PREFERRED UNITS (IF CONVERTED) OUTSTANDING (THOUSANDS)            97,780              55,651
   CLOSING MARKET VALUE OF SHARES AND UNITS OUTSTANDING (THOUSANDS)                              $ 2,982,290         $ 1,893,989

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)

                                                                               THREE MONTHS ENDED
                                                           ---------------------------------------------------
                                                             ACTUAL                ACTUAL
                                                            31-DEC-98             31-DEC-97          % CHANGE
      INCOME ITEMS:
      -------------                                        -----------           -----------         ---------
      Revenues                                                   $ 170,026            $ 77,288           119.99%
      Net Income (1)                                              $ 27,271            $ 12,372           120.43%
      Funds from Operations                                       $ 59,711            $ 29,017           105.78%
      Company's share (76.79% and 70.66%)                         $ 43,607            $ 20,355           114.23%
      Funds from Operations per share - basic                       $ 0.69              $ 0.53            30.48%
      Funds from Operations per share - diluted                     $ 0.68              $ 0.52            30.76%
      Dividends per share                                          $ 0.425             $ 0.405             4.94%

      RATIOS:
      -------
      Interest Coverage Ratio (2)                                     2.41                2.37             1.78%
      Dividend Payout Ratio                                         62.51%              77.88%           -19.74%


(1) Net income is before net extraordinary items
(2) FFO plus interest (excluding amortization)/interest (excluding amortization)

                                                        DECEMBER 31, 1998      DECEMBER 31, 1997     % CHANGE
                                                        -----------------      -----------------     --------
      CAPITALIZATION:
      ---------------
      Total Debt                                               $ 3,088,724         $ 1,332,253           131.84%

      Total Shares Outstanding @ Quarter End                        63,528              38,694            64.18%
      Total Units Outstanding @ Quarter End                         23,798              16,957            40.34%
      Total Preferred Units Outstanding @ Quarter End
        (if converted)                                              10,454                   -                 -
      Price @ Quarter End                                          $ 30.50           $ 33.0625            -7.75%
      Equity Value @ Quarter End                               $ 2,982,294         $ 1,839,961            62.08%
      Total Market Capitalization                              $ 6,071,018         $ 3,172,214            91.38%
      Debt/Total Market Capitalization                              50.88%              42.00%            21.14%

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)


                                                                          DECEMBER 31, 1998        DECEMBER 31, 1997
                                                                          -----------------        -----------------
         ASSETS
         ------
     Real Estate and equipment                                                    $ 4,755,436              $ 1,778,973
     Land and development in progress                                                 191,436                   17,527
             Less accumulated depreciation                                           (357,384)                (294,218)
                                                                          -------------------      -------------------
             Total real estate and equipment                                        4,559,809                1,502,282
     Cash                                                                              12,166                   17,560
     Escrows                                                                           19,014                   14,178
     Notes receivable                                                                 420,143                        -
     Tenant and other receivables                                                      40,830                   24,458
     Accrued rental income                                                             64,251                   55,190
     Deferred charges, net                                                             46,029                   35,485
     Prepaid expenses and other assets                                                 26,058                   20,225
     Investment in joint ventures                                                      46,787                    3,143
                                                                          -------------------      -------------------
                 TOTAL ASSETS                                                     $ 5,235,087              $ 1,672,521
                                                                          -------------------      -------------------
                                                                          -------------------      -------------------
         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------
     Liabilities:
         Mortgage notes payable                                                   $ 2,653,581              $ 1,099,253
         Notes payable                                                                420,143                        -
         Unsecured line of credit                                                      15,000                  233,000
         Accounts payable and accrued expenses                                         33,638                   23,822
         Dividends payable                                                             40,494                   22,539
         Accrued interest payable                                                       7,307                    6,581
         Other liabilities                                                             37,209                   11,642
                                                                          -------------------      -------------------
             Total liabilities                                                      3,207,372                1,396,837
                                                                          -------------------      -------------------
     Commitments and contingencies                                                          -                        -
                                                                          -------------------      -------------------
     Minority interests                                                             1,105,864                  100,636
                                                                          -------------------      -------------------
     Stockholders' Equity:
         Excess stock, $.01 par value, 150,000,000 shares
             authorized, none issued or outstanding                                         -
         Preferred stock, $.01 par value, 50,000,000 shares
             authorized, none issued or outstanding                                         -
         Common stock, $.01 par value, 250,000,000 shares authorized,
              63,527,552 and 38,694,041 issued and outstanding, respectively              635                      387
         Additional paid-in capital                                                   929,081                  172,347
         Earnings in excess of dividends                                               (7,865)                   2,314
                                                                          -------------------      -------------------
             Total stockholders' equity                                               921,851                  175,048
                                                                          -------------------      -------------------
                 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $ 5,235,087              $ 1,672,521
                                                                          -------------------      -------------------
                                                                          -------------------      -------------------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                         CONSOLIDATED INCOME STATEMENTS
                          (UNAUDITED AND IN THOUSANDS)



                                                                                          THREE MONTHS ENDED
                                                                               ACTUAL         ACTUAL
                                                                              31-DEC-98      31-DEC-97      % CHANGE
                                                                              ---------      ---------      --------
      Revenue:
         Rental income                                                          $162,060       $ 75,388        114.97%
         Development and management services                                       3,517          1,591        121.06%
         Interest and other                                                        4,449            309       1339.81%
                                                                                --------      ---------       --------
            Total revenue                                                        170,026         77,288        119.99%
      Operating Expenses:
         Rental expenses                                                          53,303         22,201        140.09%
         General and administrative                                                5,753          3,525          63.21%
         Interest                                                                 42,934         22,214          93.27%
         Depreciation and amortization                                            24,205         11,565         109.30%
                                                                                --------      ---------       --------
            Total expenses                                                       126,195         59,505         112.07%
                                                                                --------      ---------       --------
      Income before minority interests                                            43,831         17,783         146.48%
      Minority interest in property partnerships                                  (2,163)          (146)       1381.51%
                                                                                --------      ---------       --------
      Income before minority interest in Operating Partnership                    41,668         17,637         136.25%
      Minority interest in Operating Partnership                                 (14,397)        (5,265)        173.45%
                                                                                --------      ---------       --------
      Net income before extraordinary items                                       27,271         12,372         120.43%
      Net extraordinay loss on early debt extinguishments, net of
      minority interest                                                          (9,045)              -           -
                                                                                --------      ---------       --------
      Net income                                                                $ 18,226       $ 12,372         47.32%
                                                                                --------      ---------       --------
                                                                                --------      ---------       --------
      INCOME PER SHARE OF COMMON STOCK
         Net income before extraordinary item                                    $  0.43        $  0.32         34.26%
                                                                                --------      ---------       --------
                                                                                --------      ---------       --------
         Net income                                                              $  0.29        $  0.32        -10.34%
                                                                                --------      ---------       --------
                                                                                --------      ---------       --------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                                       THREE MONTHS ENDED
                                                                            ACTUAL         ACTUAL
                                                                           31-DEC-98      31-DEC-97      % CHANGE
                                                                           ---------      ---------      --------
       Income from operations before minority interests                      $ 43,831       $ 17,783        146.48%
            Add:
               Real estate depreciation and amortization                       23,930         11,395        110.00%

            Less:
               Minority property partnership's share of funds from operations  (3,725)          (161)      2213.66%
                                                                                                          ---------
               Preferred allocation                                            (4,325)             -              -
                                                                            ---------       --------      ---------
            Funds from Operations                                            $ 59,711       $ 29,017        105.78%
                                                                            ---------       --------      ---------
                                                                            ---------       --------      ---------
            Company's share (1)                                              $ 43,607       $ 20,355        114.23%
                                                                            ---------       --------      ---------
                                                                            ---------       --------      ---------
            Funds from Operations per share - basic                            $ 0.69         $ 0.53         30.48%
                                                                            ---------       --------      ---------
                                                                            ---------       --------      ---------
               Weighted average shares outstanding - basic                     63,528         38,694         64.18%
                                                                            ---------       --------      ---------
                                                                            ---------       --------      ---------
            Funds from Operations per share - diluted                          $ 0.68         $ 0.52         30.76%
                                                                            ---------       --------      ---------
                                                                            ---------       --------      ---------
               Weighted average shares outstanding - diluted                   68,432         39,108         74.98%
                                                                            ---------       --------      ---------
                                                                            ---------       --------      ---------

(1) Based on weighted average shares for the quarter. Company's share for the quarter ended 12/31/98 was 73.03% and 70.15% for the quarter ended 12/31/97.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                                FINANCIAL RATIOS


                                                                                                   THREE MONTHS ENDED
                                                                                                    DECEMBER 31, 1998
                                                                                                   ------------------
           RATIOS COMPUTED FOR INDUSTRY COMPARISONS: (1)

           OPERATIONAL RATIOS (2)
                Debt Service Coverage Ratio                                                                         2.20
                  (Funds from Operations ("FFO")+Interest/Interest+Principal)
                Interest Coverage Ratio                                                                             2.41
                  (Funds from Operations+Interest/Interest)
                Return on Shareholder's Equity                                                                    24.74%
                  (Funds from Operations/Average Equity (book value) ) (%)
                Return on Real Estate Investments                                                                 10.54%
                  (Funds from Operations+Interest/Average Real Estate Investments (book value)) (%)
                FFO Payout Ratio                                                                                  62.50%
                  (Dividends Declared/Funds from Operations) (%)

(1) All coverage and return ratios computed based on FFO before minority interest in earnings of the Operating Partnership and the minority interest share of FFO add-backs.

(2)      FFO is calculated based on the NAREIT White Paper

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                                CAPITAL STRUCTURE


                                      DEBT
                                 (IN THOUSANDS)


                                                                                     AGGREGATE PRINCIPAL
                                                                                      DECEMBER 31, 1998
                                                                                     -------------------
       Mortgage Loans                                                                         $ 2,653,581

       Notes Payable                                                                              420,143

       Unsecured Line of Credit                                                                    15,000
                                                                                     --------------------
       Total Debt                                                                             $ 3,088,724
                                                                                     --------------------
                                                                                     --------------------

                                     EQUITY
                                 (IN THOUSANDS)



                                                                      COMMON
                                                SHARES & UNITS         STOCK                $ VALUE
                                                 OUTSTANDING        EQUIVALENTS         EQUIVALENT (1)
                                                --------------      -----------         --------------
       Common Stock                                      63,528          63,528           $ 1,937,598
       Operating Partnership Units                       23,798          23,798               725,839
       Preferred Operating Partnership Units              8,754          10,454               318,856
                                                                    -----------         -------------
       Total Equity                                                      97,780           $ 2,982,294
                                                                    -----------         -------------
                                                                    -----------         -------------
       Total Market Capitalization                                                        $ 6,071,018
                                                                                        -------------
                                                                                        -------------


(1)      Value based on December 31, 1998 closing price of $30.50.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                                  DEBT ANALYSIS

                Long-Term Debt Maturities and Principal Payments
                                 (in thousands)



       YEAR                   1999         2000         2001          2002          2003     THEREAFTER            TOTAL
                              ----         ----         ----          ----          ----     ----------            -----

       Amount             $ 26,940      233,075      146,059       385,394       206,853      2,090,403      $ 3,088,724



                  UNSECURED LINE OF CREDIT - DUE JUNE 23, 2000
                                 (in thousands)

     FACILITY                    OUTSTANDING @ 12/31/98          REMAINING CAPACITY
     --------                    ----------------------          ------------------
     $ 500,000                       15,000                               $ 485,000



                      UNSECURED AND SECURED DEBT ANALYSIS

                                                           WEIGHTED AVERAGE              WEIGHTED AVERAGE
                                    % OF DEBT                    RATE                       MATURITY
                                    ---------              ----------------              ----------------
       Unsecured Debt                 14.09%                    5.79%                        1.7 years
       Secured Debt                   85.91%                    7.04%                        6.5 years
                                     ------                     ----                         ---------
       Total Debt                    100.00%                    6.87%                        5.6 years
                                     ------                     ----                         ---------
                                     ------                     ----                         ---------



                      FLOATING AND FIXED RATE DEBT ANALYSIS

                                                           WEIGHTED AVERAGE               WEIGHTED AVERAGE
                                    % OF DEBT                    RATE                       MATURITY
                                    ---------              ----------------               ----------------
       Floating Rate Debt              14.46%                   5.81%                          0.2 years
       Fixed Rate Debt                 85.54%                   7.05%                          6.6 years
                                      ------                   -----                           ---------
       Total Debt                     100.00%                   6.87%                          5.6 years
                                      ------                   -----                           ---------
                                      ------                   -----                           ---------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                               PORTFOLIO OVERVIEW

 Rentable Square Feet of In-Service Properties by Location and Type of Property


              GEOGRAPHIC AREA               OFFICE *               R&D              INDUSTRIAL           TOTAL       % OF TOTAL
              ---------------               --------             -------            ----------           ------      -----------
      Greater Boston                          5,008,699             545,206              247,318         5,801,223        26.17%
      Greater Washington, D.C.                4,161,795           1,383,442              236,743         5,781,980        26.08%
      Greater San Francisco                   3,701,118             144,479              281,000         4,126,597        18.61%
      Midtown Manhattan                       2,880,508                   -                    -         2,880,508        12.99%
      Princeton/East Brunswick, NJ            1,366,360                   -                    -         1,366,360         6.16%
      Baltimore, MD                           1,152,436                   -                    -         1,152,436         5.19%
      Richmond, VA                              899,720                   -                    -           899,720         4.06%
      Bucks County, PA                                -                   -              161,000           161,000         0.73%
                                             ----------           ---------            ---------        ----------      --------
              Total                          19,170,636           2,073,127              926,061        22,169,824       100.00%
                                             ----------           ---------            ---------        ----------      --------
                                             ----------           ---------            ---------        ----------      --------
      % of Total                                 86.48%               9.35%                4.18%            100.00%
      * Includes retail square footage.


                                HOTEL PROPERTIES


                                                                                                         NUMBER OF        SQUARE
      HOTEL PROPERTIES                                                                                       ROOMS          FEET
      ----------------                                                                                   ---------        ------
         Long Wharf Marriott                                                                                   402       420,000
         Cambridge Center Marriott                                                                             431       330,400
                                                                                                         ---------       -------
      Total Hotel Properties                                                                                   833       750,400
                                                                                                         ---------       -------
                                                                                                         ---------       -------



                     GARAGE PROPERTY AND STRUCTURED PARKING

                                                                                                         NUMBER OF        SQUARE
                                                                                                            SPACES          FEET
      GARAGE PROPERTIES                                                                                  ---------        ------
      -----------------
         Cambridge Center North Garage                                                                       1,170       332,442
      STRUCTURED PARKING                                                                                    15,997     5,802,711
                                                                                                           -------     ---------
      TOTAL GARAGE PROPERTY AND STRUCTURED PARKING                                                          17,167     6,135,153
                                                                                                           -------     ---------
                                                                                                           -------     ---------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                               PORTFOLIO OVERVIEW


   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS* FOR IN-SERVICE PROPERTIES BY
                                    LOCATION
            and Type of Property for Quarter Ended December 31, 1998


               GEOGRAPHIC AREA              OFFICE  (1)   R&D       INDUSTRIAL   HOTEL        GARAGE        TOTAL
               ---------------              -------       ---       ----------   -----        ------        -----
       Greater Boston                         21.5% (2)    1.0%         0.3%        5.3%         0.3%         28.4%
       Greater Washington, D.C.               24.7%        3.6%         0.2%         n/a          n/a         28.5%
       Greater San Francisco                   6.8% (3)    0.3%         0.2%         n/a          n/a          7.3%
       Midtown Manhattan                      21.2%         n/a          n/a         n/a          n/a         21.2%
       Baltimore                               5.0%         n/a          n/a         n/a          n/a          5.0%
       Richmond                                3.8%         n/a          n/a         n/a          n/a          3.8%
       Princeton/East Brunswick, NJ            5.7%         n/a          n/a         n/a          n/a          5.7%
       Bucks County, PA                         n/a         n/a         0.1%         n/a          n/a          0.1%
                                            -------      ------       -----       ------         ----        ------
               Total                          88.7%        4.9%         0.8%        5.3%         0.3%        100.0%
                                            -------      ------       -----       ------         ----        ------
                                            -------      ------       -----       ------         ----        ------

(1)      Includes Retail Center FFO (Prudential Center Boston and Embarcadero
         Center).

(2)      Includes Reservoir Place since its acquisition on November 3, 1998.

(3) Includes Embarcadero Center since phase 1 of the acquisition on November 12, 1998.



* For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                               OCCUPANCY ANALYSIS


                      SAME PROPERTY OCCUPANCY - BY LOCATION


     LOCATION                               31-DEC-98           31-DEC-97
     --------                               ---------           ---------
     Greater Boston, MA                            95.1%               98.3%
     Greater Washington, D.C.                      98.0%               97.2%
     Midtown Manhattan, NY                         99.9%               99.7%
     Baltimore, MD                                   n/a                 n/a
     Princeton/East Brunswick, NJ                    n/a                 n/a
     Richmond, VA                                    n/a                 n/a
     Greater San Francisco, CA                     95.0%               98.4%
     Bucks County, PA                             100.0%              100.0%
                                                -------               -----
        Total Portfolio                            97.5%               98.0%
                                                -------               -----
                                                -------               -----

                      SAME PROPERTY - BY TYPE OF PROPERTY


                                            31-DEC-98           31-DEC-97
                                            ---------           ---------
     Total Office Portfolio                        98.1%               99.0%
     Total R&D Portfolio                           99.8%               96.9%
     Total Industrial Portfolio                    89.3%               93.4%
                                                -------               -----
     Total Portfolio                               97.5%               98.0%
                                                -------               -----
                                                -------               -----

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                          IN-SERVICE OFFICE PROPERTIES

                                LEASE EXPIRATIONS


                                  ANNUALIZED CURRENT
                                    RENTABLE SQUARE           REVENUES UNDER              PERCENTAGE OF TOTAL
                   YEAR OF LEASE   FOOTAGE SUBJECT TO         EXPIRING LEASES          ANNUALIZED CURRENT REVENUES
                    EXPIRATION     EXPIRING LEASES            (IN THOUSANDS)           REPRESENTED BY EXPIRING LEASES
                   -------------  -------------------         ---------------          ------------------------------
                       1999                1,372,073                    37,469,294               6.15%
                       2000                1,406,569                    39,803,309               6.54%
                       2001                2,264,138                    64,950,377               10.67%
                       2002                2,247,533                   101,767,905               16.71%
                       2003                1,739,987                    52,615,550               8.64%
                       2004                1,900,942                    50,633,360               8.32%
                       2005                1,316,652                    33,646,533               5.53%
                       2006                2,303,485                    77,823,860               12.78%
                       2007                1,684,849                    53,126,078               8.73%
                    Thereafter             2,707,074                    97,054,930               15.94%


                              OCCUPANCY BY LOCATION


                                                                         31-DEC-98                      31-DEC-97
                                                                         ---------                      ---------
                  Greater Boston, MA                                         96.9%                          98.5%
                  Greater Washington, D.C.                                   99.8%                          99.2%
                  Midtown Manhattan, NY                                      99.9%                          95.2%
                  Baltimore, MD                                              99.8%                          98.0%
                  Richmond, VA                                               98.8%                            n/a
                  Princeton/East Brunswick, NJ                               98.7%                            n/a
                  Greater San Francisco, CA                                  98.9%                            n/a
                  Bucks County, PA                                             n/a                            n/a
                                                                          --------                         ------
                     Total Office Portfolio                                  98.8%                          97.6%
                                                                          --------                         ------
                                                                          --------                         ------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                            IN-SERVICE R&D PROPERTIES

                                LEASE EXPIRATIONS


                            ANNUALIZED CURRENT
                            RENTABLE SQUARE         REVENUES UNDER            PERCENTAGE OF TOTAL
        YEAR OF LEASE       FOOTAGE SUBJECT TO     EXPIRING LEASES            ANNUALIZED CURRENT REVENUES
         EXPIRATION         EXPIRING LEASES         (IN THOUSANDS)          REPRESENTED BY EXPIRING LEASES
        -------------       ------------------     ---------------          ------------------------------
            1999                  220,556                     2,444,286              8.89%
            2000                  403,559                     3,631,373              13.20%
            2001                  264,891                     2,081,579              7.57%
            2002                  266,460                     4,620,591              16.80%
            2003                   94,495                     1,180,220              4.29%
            2004                   47,641                       704,767              2.56%
            2005                  148,330                     1,847,469              6.72%
            2006                  150,000                     1,622,501              5.90%
            2007                  107,895                     2,294,165              8.34%
         Thereafter               345,209                     7,080,818              25.74%


                              OCCUPANCY BY LOCATION

                                                              31-DEC-98                    31-DEC-97
                                                              ---------                    ---------
        Greater Boston, MA                                       100.0%                       100.0%
        Greater Washington, D.C.                                  99.0%                        95.8%
        Midtown Manhattan, NY                                       n/a                          n/a
        Baltimore, MD                                               n/a                          n/a
        Richmond, VA                                                n/a                          n/a
        Princeton/East Brunswick, NJ                                n/a                          n/a
        Greater San Francisco, CA                                 99.0%                        95.2%
        Bucks County, PA                                            n/a                          n/a
                                                                 ------                      -------
           Total R&D Portfolio                                    99.2%                        97.3%
                                                                 ------                      -------
                                                                 ------                      -------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                        IN-SERVICE INDUSTRIAL PROPERTIES

                                LEASE EXPIRATIONS


                             ANNUALIZED CURRENT
                             RENTABLE SQUARE            REVENUES UNDER                PERCENTAGE OF TOTAL
         YEAR OF LEASE        FOOTAGE SUBJECT TO       EXPIRING LEASES               ANNUALIZED CURRENT REVENUES
          EXPIRATION         EXPIRING LEASES            (IN THOUSANDS)             REPRESENTED BY EXPIRING LEASES
         -------------       -------------------       ---------------             ------------------------------
             1999                     147,512                     1,473,292                 27.69%
             2000                     249,280                     1,469,129                 27.61%
             2001                      70,829                       357,093                  6.71%
             2002                           -                             -                  0.00%
             2003                     143,105                       975,445                 18.33%
             2004                     195,076                       935,485                 17.58%
             2005                      20,500                       110,151                  2.07%
             2006                           -                             -                  0.00%
             2007                           -                             -                  0.00%
          Thereafter                        -                             -                  0.00%


                              OCCUPANCY BY LOCATION


                                                                  31-DEC-98                        31-DEC-97
                                                                 ----------                        ---------
        Greater Boston, MA                                            93.0%                            93.0%
        Greater Washington, D.C.                                      73.9%                            81.4%
        Midtown Manhattan, NY                                           n/a                              n/a
        Baltimore, MD                                                   n/a                              n/a
        Richmond, VA                                                    n/a                              n/a
        Princeton/East Brunswick, NJ                                    n/a                              n/a
        Greater San Francisco, CA                                     92.9%                           100.0%
        Bucks County, PA                                             100.0%                           100.0%
                                                                 ----------                        ---------
           Total Industrial Portfolio                                 89.3%                            93.4%
                                                                 ----------                        ---------
                                                                 ----------                        ---------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES

                                LEASE EXPIRATION


                               ANNUALIZED CURRENT
                             RENTABLE SQUARE          REVENUES UNDER              PERCENTAGE OF TOTAL
        YEAR OF LEASE        FOOTAGE SUBJECT TO      EXPIRING LEASES          ANNUALIZED CURRENT REVENUES
          EXPIRATION         EXPIRING LEASES          (IN THOUSANDS)           REPRESENTED BY EXPIRING LEASES
        -------------        ---------------------   ---------------          -------------------------------
                  1999             1,740,141                   41,386,872                6.45%
                  2000             2,059,408                   44,903,811                7.00%
                  2001             2,599,858                   67,389,049               10.50%
                  2002             2,513,993                  106,388,496               16.58%
                  2003             1,977,587                   54,771,215                8.54%
                  2004             2,143,659                   52,273,612                8.15%
                  2005             1,485,482                   35,604,153                5.55%
                  2006             2,453,485                   79,446,361               12.38%
                  2007             1,792,744                   55,420,243                8.64%
            Thereafter             3,052,283                  104,135,748               16.23%


                              OCCUPANCY BY LOCATION


                                                                31-DEC-98                       31-DEC-97
                                                                ---------                       ---------
        Greater Boston, MA                                          97.0%                           98.3%
        Greater Washington, D.C.                                    98.5%                           97.3%
        Midtown Manhattan, NY                                       99.9%                           95.2%
        Baltimore, MD                                               99.8%                           98.0%
        Richmond, VA                                                98.8%                             n/a
        Princeton/East Brunswick, NJ                                98.7%                             n/a
        Greater San Francisco, CA                                   98.5%                           98.4%
        Bucks County, PA                                           100.0%                          100.0%
                                                                ---------                       ---------
           Total Portfolio                                          98.4%                           97.2%
                                                                ---------                       ---------
                                                                ---------                       ---------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                            SAME PROPERTY PERFORMANCE
                                Hotel Properties


                          LONG WHARF MARRIOTT - BOSTON

                                         1/1/98-          1/1/97-        PERCENT     10/1/98       10/1/97        PERCENT
                                        12/31/98         12/31/97         CHANGE    12/31/98      12/31/97         CHANGE
                                        --------         --------        -------    --------      --------        -------
      Occupancy                            87.5%            87.1%          0.46%        82.6%          84.3%       -2.02%
      Average Daily Rate                $ 226.46         $ 218.23          3.77%     $ 218.90       $ 230.09       -4.86%
      REVPAR                            $ 198.15         $ 190.08          4.25%     $ 180.81       $ 193.97       -6.78%


                            CAMBRIDGE CENTER MARRIOTT

                                         1/1/98-          1/1/97-        PERCENT     10/1/98       10/1/97        PERCENT
                                        12/31/98         12/31/97         CHANGE    12/31/98      12/31/97         CHANGE
                                        --------         --------        -------    --------      --------        -------
      Occupancy                            83.6%            85.3%         -1.99%        76.0%          74.8%        1.60%
      Average Daily Rate                $ 181.15         $ 163.77         10.61%     $ 179.32       $ 170.32        5.28%
      REVPAR                            $ 151.44         $ 139.70          8.40%     $ 136.28       $ 127.34        7.02%


                             TOTAL HOTEL PERFORMANCE


                                         1/1/98-          1/1/97-        PERCENT     10/1/98       10/1/97        PERCENT
                                        12/31/98         12/31/97         CHANGE    12/31/98      12/31/97         CHANGE
                                        --------         --------        -------    --------      --------        -------
      Occupancy                            85.5%            86.2%         -0.81%        79.2%          79.4%       -0.25%
      Average Daily Rate                $ 203.02         $ 190.05          6.82%     $ 198.42       $ 199.16       -0.37%
      REVPAR                            $ 173.98         $ 164.01          6.08%     $ 157.77       $ 159.50       -1.08%

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                            SAME PROPERTY PERFORMANCE
                  OFFICE, R&D, INDUSTRIAL AND HOTEL PROPERTIES

                                                               OFFICE           R&D        INDUSTRIAL       HOTEL          TOTAL
                                                              --------        -------     ------------     -------        -------
      Number of Properties                                            33             23              9             2              67
      Square feet                                              5,641,474      1,323,693        926,061       750,400       8,641,628
      Percent of in-service properties                             29.4%          63.9%         100.0%        100.0%
      Occupancy @ 12/31/97                                         99.0%          96.9%          93.4%                         98.0%
      Occupancy @ 12/31/98                                         98.1%          99.8%          89.3%                         97.1%
      Percent change from 4th quarter 1998 over 4th quarter 1997:
            Revenue                                                 7.3%           6.1%           4.6%         10.8%            7.3%
            Expense                                                 7.8%          21.1%          27.3%         35.8%           10.0%
            Net Operating Income                                    7.0%           1.9%          -4.9%          6.5%            6.2%

         SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED DECEMBER 31, 1998


                                                               OFFICE           R&D        INDUSTRIAL       TOTAL
                                                              --------        -------     ------------     --------
      Vacant space available @ 10/1/98 (sf)                      43,584         35,867         46,222       125,673
      Square footage of leases expiring or
         terminated 10/1/98 - 12/31/98                          149,992         11,271        136,358       297,621
                                                                --------        -------       --------      -------
      Total space for lease (sf)                                193,576         47,138        182,580       423,294
                                                                --------        -------       --------      -------
                                                                --------        -------       --------      -------
      New tenants (sf)                                           32,685         36,040              -        68,725
      Renewals (sf)                                              31,367          8,000         83,608       122,975
                                                                --------        -------       --------      -------
      Total space leased (sf)                                    64,052         44,040         83,608       191,700
                                                                --------        -------       --------      -------
                                                                --------        -------       --------      -------
      Space available @ 12/31/98 (sf)                           129,524          3,098         98,972       231,594
                                                                --------        -------       --------      -------
                                                                --------        -------       --------      -------
      Net increase (decrease) in leased space (sf)              (85,940)        32,769        (52,750)     (105,921)
      Average lease term (months)                                    39             66             12            33
      2nd generation TI/Comm PSF                                $ 13.54         $ 3.34         $ 0.72        $ 5.61
      Increase in 2nd generation net rents (2)                    10.4%          10.3%           0.0%          6.7%


(1) For this table, Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

(2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

       SAME PROPERTY LEASE ANALYSIS - YEAR TO DATE 1/1/98 - 12/31/98

                                                  OFFICE            R&D         INDUSTRIAL         TOTAL
                                                  ------           -----        ----------         ------
      Vacant space available @ 1/1/98 (sf)           54,323          41,654          61,222         157,199
      Square footage of leases expiring or
         terminated 1/1/98- 12/31/98                418,421          73,783         358,358         850,562
                                                   --------        --------        --------       ---------
      Total space for lease (sf)                    472,744         115,437         419,580       1,007,761
                                                   --------        --------        --------       ---------
                                                   --------        --------        --------       ---------
      New tenants (sf)                              183,200          72,494          56,000         311,694
      Renewals (sf)                                 162,745          39,354         264,608         466,707
                                                   --------        --------        --------       ---------
      Total space leased (sf)                       345,945         111,848         320,608         778,401
                                                   --------        --------        --------       ---------
                                                   --------        --------        --------       ---------
      Space available @ 12/31/98 (sf)               126,799           3,098          98,972         228,869
                                                   --------        --------        --------       ---------
                                                   --------        --------        --------       ---------
      Net increase/(decrease) in leased space (sf)  (72,476)         38,556         (37,750)        (71,670)
      Average lease term (months)                        64              67              29              50
      2nd generation TI/Comm PSF                    $ 13.66          $ 3.32          $ 1.13          $ 7.01
      Increase in 2nd generation net rents (1)        17.0%           12.6%           -9.2%            9.9%

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                         HISTORICAL CAPITAL EXPENDITURES


                                                      1992         1993       1994         1995        1996        1997       1998
                                                      ----         ----       ----         ----        ----        ----       ----
      Recurring capital expenditures               $ 1,547      $ 1,425     $1,812      $ 1,618     $ 1,083     $ 1,125     $ 3,543
                                                  --------     --------    -------     --------   ---------    --------    --------
                                                  --------     --------    -------     --------   ---------    --------    --------
      Hotel improvements, equipment upgrades       $ 3,182        $ 836     $1,917      $ 4,420     $ 3,041     $ 2,625     $ 3,872
         and replacements
                                                  --------     --------    -------     --------   ---------    --------    --------
                                                  --------     --------    -------     --------   ---------    --------    --------

           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS


                                                              1992       1993       1994       1995      1996       1997      1998
                                                              ----       ----       ----       ----      ----       ----      ----
  Office
          Square feet                                       673,138    451,295   690,459    768,459    970,072  1,016,427   648,291
                                                            -------    -------   -------    -------    -------  ---------   --------
          Tenant improvement and lease commissions p.s.f.    $ 7.85     $ 8.45    $ 9.45    $ 10.66    $ 11.40    $ 10.83    $ 9.82
                                                            -------    -------   -------    -------    -------  ---------   --------
  R&D
          Square feet                                       185,070    166,957   276,332    177,073    337,676    169,878   113,428
                                                            -------    -------   -------    -------    -------  ---------   --------
          Tenant improvement and lease commissions p.s.f.    $ 3.82     $ 5.53    $ 0.68     $ 6.99    $ 10.45     $ 2.22    $ 3.32
                                                            -------    -------   -------    -------    -------  ---------   --------
  Industrial

          Square feet                                        44,473    241,500   132,521    308,388    128,148    258,795   320,608
                                                            -------    -------   -------    -------    -------  ---------   --------
          Tenant improvement and lease commissions p.s.f.    $ 2.31     $ 0.28    $ 3.32     $ 1.00     $ 1.71     $ 0.99    $ 1.13
                                                            -------    -------   -------    -------    -------  ---------   --------
          Average tenant improvement and
             lease commission p.s.f.                         $ 6.75     $ 5.59    $ 6.51     $ 7.77    $ 10.31     $ 8.06    $ 6.57
                                                            -------    -------   -------    -------    -------  ---------   --------
                                                            -------    -------   -------    -------    -------  ---------   --------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

              VALUE CREATION PIPELINE - ACQUISITIONS/REPOSITIONING
                             AS OF DECEMBER 31,1998
                                 (IN THOUSANDS)

                                                                                         ANTICIPATED
                                        DATE PLACED                          INITIAL        FUTURE          TOTAL      CURRENT
         PROPERTY                        IN SERVICE     SQUARE FEET        INVESTMENT     INVESTMENT     INVESTMENT   OCCUPANCY
         --------                        ----------     -----------        ----------     ----------     ----------   ---------
      ACQUISITIONS
      CLASS A OFFICE BUILDINGS
         Reservoir Place                      Nov-98         529,992       $ 96,000       $ 1,676        $ 97,676        99%
         Embarcadero Center                   Nov-98       3,701,118      1,216,000        37,710       1,253,710        98%
                                                           ---------    -----------     ---------     -----------      ------
              Subtotal                                     4,231,110      1,312,000        39,386       1,351,386        99%

      REPOSITIONING
         1301 New York Avenue                 Mar-99         185,000         28,000        18,200          46,200       100% (1)
                                                           ---------    -----------     ---------     -----------      ------
      TOTAL VALUE CREATION PIPELINE -
         ACQUISITIONS/REPOSITIONING                        4,416,110    $ 1,340,000      $ 57,586     $ 1,397,586        99%
                                                           ---------    -----------     ---------     -----------      ------
                                                           ---------    -----------     ---------     -----------      ------
      (1)   As of March 1, 1999

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                             AS OF DECEMBER 31, 1998


                                                ESTIMATED PLACED                    # OF                          INVESTMENT
DEVELOPMENT PROPERTIES                         IN SERVICE DATE       LOCATION     BUILDINGS    SQUARE FEET         TO DATE
----------------------                         ---------------       --------     ---------    -----------         -------

CLASS A OFFICE BUILDINGS
  200 West Street                                     Q2 1999     Waltham, MA            1          250,000       $ 25,604,410
  Eight Cambridge Center                              Q2 1999   Cambridge, MA            1          175,000         15,704,068
  One Freedom Square (25% ownership)                  Q4 1999      Reston, VA            1          406,980          3,711,969
  One and Two Reston Overlook (25% ownership)      Q1-Q2 1999      Reston, VA            2          444,000          4,626,104
  The Arboretum                                       Q3 1999      Reston, VA            1           96,000         10,208,022
  181 Spring Street                                   Q2 1999   Lexington, MA            1           52,000          8,854,583
  Market Square North                                 Q4 2000  Washington, DC            1          409,843         37,361,361
                                                                                    ------       ----------      -------------
TOTAL CLASS A OFFICE BUILDINGS                                                           8        1,833,823        106,070,517

HOTELS
  Residence Inn by Marriott                           Q1 1999   Cambridge, MA            1          187,474         21,887,954
                                                                                    ------       ----------      -------------
TOTAL DEVELOPMENT PROPERTIES                                                             9        2,021,297      $ 127,958,471
                                                                                    ------       ----------      -------------
                                                                                    ------       ----------      -------------



                                                  TOTAL          PERCENTAGE
DEVELOPMENT PROPERTIES                         INVESTMENT          LEASED
----------------------                         ----------          ------
CLASS A OFFICE BUILDINGS
  200 West Street                               $ 43,423,000             79%
  Eight Cambridge Center                          26,000,000            100%
  One Freedom Square (25% ownership)              19,150,000 (1)         73%
  One and Two Reston Overlook (25% ownership)     18,100,000 (1)        100%
  The Arboretum                                   15,265,000            100%
  181 Spring Street                               10,871,085              0%
  Market Square North                             57,500,000 (2)          0%
                                                ------------         -------
TOTAL CLASS A OFFICE BUILDINGS                   190,309,085             66%

HOTELS
  Residence Inn by Marriott                       32,000,000             n/a
                                                ------------         -------
TOTAL DEVELOPMENT PROPERTIES                   $ 222,309,085             66%
                                                ------------         -------
                                                ------------         -------



(1)      Represents 25% of the total anticipated project-level investment.

(2)      Represents 50% of the total anticipated project-level investment.

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                             as of December 31, 1998


                                                NO. OF                        DEVELOPABLE
                       LOCATION                PARCELS          ACREAGE       SQUARE FEET
                       --------                -------          -------       -----------
                       Dulles, VA                    6             91.1         1,200,000
                       Rockville, MD                 7            128.3         2,331,000
                       Reston, VA                    2              8.8           775,000
                       Herndon, VA                   1             35.5           450,000
                       Andover, MA                   2             27.0           290,000
                       Springfield, VA               3              9.4           130,000
                       Boston, MA                    -                - (1)     1,600,000 (2)
                                              --------          -------       -----------
                                                    21            300.1         6,776,000
                                              --------          -------       -----------
                                              --------          -------       -----------


              (1) Parcels and acreage have not yet been determined at this time.
              (2) Boston Properties has a 50% ownership interest.



                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS


                                                NO. OF                        DEVELOPABLE
                       LOCATION                PARCELS          ACREAGE       SQUARE FEET
                       --------                -------          -------       -----------
                       Princeton, NJ                16            167.1         2,100,000
                       Cambridge, MA                 1              2.6           209,000
                                              --------          -------       -----------
                                                    17            169.7         2,309,000
                                              --------          -------       -----------
                                              --------          -------       -----------

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                          ACQUISITION PROPERTY PROFILE

                          PROPERTY NAME:                           Reservoir Place

                          PRODUCT TYPE:                            Class A Office Building

                          LOCATION:                                Waltham, MA

                          DESCRIPTION:                             Class A office complex, located directly off Route 128, consists of two connected buildings and a two-level underground parking garage.

                          SIZE:                                    Approximately 530,000 net rentable square feet

                          YEAR CONSTRUCTED:                        1955/1987

                          PURCHASE PRICE:                          $96 Million

                          CLOSING DATE:                            November 3, 1998

                          FUTURE INVESTMENT:                       $1.7 million

                          OCCUPANCY LEVEL:                         99%

                          NUMBER OF TENANTS:                       71

                          FUNDING SOURCE:                          Common Operating Partnership Units, Assumption of Debt and Cash.

                          LARGEST TENANTS:


           COMPANY:        EDS Personal Communications             SIZE:              77,341 LEASE EXPIRATION:           12/31/99
           COMPANY:        Information Resources, Inc.             SIZE:              71,954 LEASE EXPIRATION:            6/30/04
           COMPANY:        Parexel Int'l Corp.                     SIZE:              71,691 LEASE EXPIRATION:            8/31/01

                            BOSTON PROPERTIES, INC.
                              FOURTH QUARTER 1998

                          ACQUISITION PROPERTY PROFILE


                          PROPERTY NAME:                       Embarcadero Center

                          PRODUCT TYPE:                        Multi-use

                          LOCATION:                            San Francisco, California

                          DESCRIPTION:                          The largest mixed-use business complex in the western United States, comprised of 6 multi-tenant Class-A office towers as well
                                                                as retail shops, restaurants, entertainment facilities and parking.

                          YEAR CONSTRUCTED:                    Embarcadero Centers 1-4 and West Tower -  1971-1989
                                                               The Old Federal Reserve Building - 1924/1988

                          PURCHASE PRICE:                      $1.2 Billion

                          CLOSING DATE:                        November 12, 1998 (Phase One)
                                                               February 10, 1999 (Phase Two)

                          FUTURE INVESTMENT:                   $32.7 million

                          OCCUPANCY LEVEL:                     98.9%

                          NUMBER OF TENANTS:                   320

                          FUNDING SOURCE:                      Cash, Preferred Operating Partnership Units, Debt Financing

                          LARGEST TENANTS:


         Company:  Orrick, Herrington & Sutcliffe                   Size:          146,013   Lease Expiration:          7/31/04
         Company:  Industrial Indemnity Company                     Size:          103,567   Lease Expiration:          5/31/04
         Company:  Peat Marwick, KPMG                               Size:           98,598   Lease Expiration:         12/31/09
         Company:  Dresdner RCM Global Investors                    Size:           91,040   Lease Expiration:         10/31/01